UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 19, 2009

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania, Oklahoma City, Oklahoma (Address of principal executive offices)		73107 (Zip Code)

Registrant's telephone number, including area code      (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

El Dorado Chemical Company (“EDC”), a wholly-owned subsidiary of LSB Industries, Inc., and Orica USA Inc. (“Orica”) entered into the Third Amendment to AN Supply Agreement (the “Amendment”) on January 19, 2009.  The Amendment is effective as of December 9, 2008.  The Amendment extended the end of the initial term of the amended ammonia supply agreement between EDC and Orica by six months, from December 31, 2010 to June 30, 2011.  A copy of the Amendment is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 1.01

  Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit                      Description

99.1	Third Amendment to AN Supply Agreement, dated effective December 9, 2008, between El Dorado Chemical Company and Orica USA Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2009

                        LSB INDUSTRIES, INC.

                        By: /s/ Tony M. Shelby
                        Tony M. Shelby,
                        Executive Vice President of Finance and Chief Financial Officer